Asset Impairments and Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
Asset Impairments and Restructuring [Text Block]
NOTE 6. Asset Impairments and Restructuring

Asset Impairments

In November 2011, Visteon and Yanfeng Visteon Automotive Trim Systems, Co. Ltd., a 50% owned non-consolidated affiliate of the Company, signed a non-binding memorandum of understanding ("MOU") with respect to a potential transaction that would combine the majority of Visteon's global interiors business with YFV. Although the MOU sets forth basic terms of the proposed transaction, definitive agreements for the proposed sale, which would be subject to regulatory and other approvals, remain subject to significant uncertainties and there can be no assurance that definitive agreements will be entered into or that such a transaction will be completed in the timetable or on the terms referenced in the MOU.  In connection with the preparation of the December 31, 2011 financial statements, the Company concluded that proceeds associated with the potential sale transaction indicated that the carrying value of the Company's Interiors assets, which approximated $182 million as of December 31, 2011, may not be recoverable.  Accordingly, the Company performed a recoverability test utilizing a probability weighted analysis of cash flows associated with continuing to run and operate the Interiors business and cash flows associated with the potential sale of the Interiors business. As a result of the analysis, the Company concluded that no impairment existed as of December 31, 2011.  As of December 31, 2011 the Company did not meet the specific criteria necessary for the Interiors assets to be considered held for sale.

Restructuring
The Company has undertaken various restructuring activities to achieve its strategic and financial objectives. Restructuring activities include, but are not limited to, plant closures, production relocation, administrative cost structure realignment and consolidation of available capacity and resources. The Company expects to finance restructuring programs through cash on hand, cash generated from its ongoing operations, reimbursements pursuant to customer accommodation and support agreements or through cash available under its existing debt agreements, subject to the terms of applicable covenants. Restructuring costs are recorded as elements of a plan are finalized and the timing of activities and the amount of related costs are not likely to change. However, such costs are estimated based on information available at the time such charges are recorded. In general, management anticipates that restructuring activities will be completed within a time frame such that significant changes to the plan are not likely. Due to the inherent uncertainty involved in estimating restructuring expenses, actual amounts paid for such activities may differ from amounts initially estimated.

Given the economically-sensitive and highly competitive nature of the automotive industry, the Company continues to closely monitor current market factors and industry trends taking action as necessary, including but not limited to, additional restructuring actions. However, there can be no assurance that any such actions will be sufficient to fully offset the impact of adverse factors on the Company or its results of operations, financial position and cash flows.

Restructuring reserve balances of $26 million and $43 million at December 31, 2011 and 2010, respectively, are classified as Other current liabilities on the consolidated balance sheets. The Company anticipates that the activities associated with the restructuring reserve balance as of December 31, 2011 will be substantially completed by the end of 2012. The following is a summary of the Company’s consolidated restructuring reserves and related activity. Substantially all of the Company’s restructuring expenses are related to employee severance and termination benefit costs. Information in the table below includes amounts associated with the Company's discontinued operations.

	Interiors	Climate	Electronics	Central	Total
	(Dollars in Millions)
Predecessor – December 31, 2008	$49	$3	$4	$8	$64
Expenses	22	5	13	44	84
Utilization	(50)	(8)	(4)	(47)	(109)
Predecessor – December 31, 2009	$21	$—	$13	$5	$39
Expenses	6	1	2	11	20
Exchange	(1)	—	—	—	(1)
Utilization	(9)	(1)	(13)	(14)	(37)
Predecessor – October 1, 2010	$17	$—	$2	$2	$21
Expenses	24	2	1	1	28
Exchange	(1)	—	—	—	(1)
Utilization	(3)	—	—	(2)	(5)
Successor – December 31, 2010	$37	$2	$3	$1	$43
Expenses	7	3	24	—	34
Reversals	(7)	(1)	(2)	—	(10)
Exchange	2	—	(2)	—	—
Utilization	(33)	(3)	(4)	(1)	(41)
Successor – December 31, 2011	$6	$1	$19	$—	$26

During the year ended December 31, 2011 the Company recorded restructuring expenses of $34 million, including the following actions:

•
During the fourth quarter of 2011 the Company commenced a program designed to commonize global business systems and processes across its Climate operations for the purpose of reducing costs. Related employee severance and termination benefit costs of $3 million were recorded during 2011 associated with approximately 50 salaried and 130 hourly employees, for which severance and termination benefits were deemed probable and estimable. The Company anticipates that this program could result in the separation of approximately 500 employees at an additional cash cost of approximately $20 million in future periods when elements of the plan are finalized and the timing of activities and amount of related costs are not likely to change.

•
The Company informed employees at its Cadiz Electronics operation in El Puerto de Santa Maria, Spain of its intention to permanently cease production and close the facility. The Company recorded $24 million primarily related to severance and termination benefits representing the minimum amount of employee separation costs pursuant to statutory regulations, all of which are expected to be cash separation payments. During January 2012 the Company reached agreements with the local unions and Spanish government for the closure of the Cadiz operation, which were subsequently ratified by the employees in February 2012. Pursuant to the agreements, the Company agreed to pay one-time termination benefits, in excess of the statutory minimum requirement, of approximately $29 million and agreed to transfer land, building and machinery with a net book value of approximately $14 million for the benefit of the employees. The Company expects to record additional charges during the first quarter of 2012 approximating $47 million in connection with the execution of these agreements. Additionally, pursuant to the Release Agreement with Ford, the Company anticipates recovery of approximately $19 million of such costs in 2012, which is in addition to approximately $4 million recovered in 2011.

•	Additional severance and termination associated with previously announced actions at two European Interiors facilities resulting in $7 million of incremental employee-related cash costs.

The Company reversed approximately $7 million of previously established accruals for employee severance and termination benefits at a European Interiors facility pursuant to a March 2011 contractual agreement to cancel the related social plan. The Company also reversed approximately $2 million of previously recorded restructuring accruals due to lower than estimated severance and termination benefit costs associated with the consolidation of the Company’s Electronics operations in South America. Utilization during the year ended December 31, 2011 is principally related to payments for severance and other employee termination benefits.

During the three-month Successor period ended December 31, 2010 the Company recorded restructuring expenses of $28 million, including $24 million for employee severance and termination costs at a European Interiors facility pursuant to customer sourcing actions and a related business transfer agreement. In connection with this business transfer the Company announced a voluntary workforce reduction program and related severance and termination benefit costs were recorded as employees executed separation agreements. The Company recovered approximately $18 million of such costs during 2011 in accordance with a customer support agreement. Amounts recovered have been recorded as deferred revenue on the Company's consolidated balance sheet and are being amortized into Product sales on a straight-line basis over the remaining life of supply contracts with the customer, or approximately 6 years. Utilization during the three-month Successor period ended December 31, 2010 includes $4 million in payments for severance and other employee termination benefits and $1 million in payments related to contract termination and equipment relocation costs.

During the nine-month Predecessor period ended October 1, 2010, the Company recorded $20 million of restructuring expenses, including $14 million of employee severance and termination benefits and $6 million for equipment relocation costs. Employee severance and termination benefits were attributable to the closure of a European Interiors facility, the closure of a North America Electronics facility pursuant to a customer accommodation agreement, and the realignment of corporate administrative and support functions. Equipment relocation costs were attributable to the consolidation of certain North America production facilities pursuant to a customer accommodation agreement. Utilization for the nine-month Predecessor period ended October 1, 2010 includes $26 million for payments of severance and other employee termination benefits, $9 million of payments related to contract termination and equipment relocation costs, and $2 million of special termination benefits reclassified to pension and other postretirement employee benefit liabilities, where such payments are made from the Company’s benefit plans.

The Company recorded restructuring expenses of $84 million during the twelve months ended December 31, 2009 including amounts related to administrative cost reductions to fundamentally re-align corporate support functions with underlying operations in connection with the Company’s reorganization efforts and in response to recessionary economic conditions and related negative impact on the automotive sector and the Company’s results of operations and cash flows. During the first half of 2009, the Company recorded $34 million of employee severance and termination benefit costs related to approximately 300 salaried employees in the United States and 180 salaried employees in other countries, primarily in Europe and $4 million related to approximately 200 employees associated with the consolidation of the Company’s Electronics operations in South America. In connection with the Chapter 11 Proceedings, the Company entered into various support and accommodation agreements with its customers as more fully described above. These actions included:

•	$13 million of employee severance and termination benefit costs associated with approximately 170 employees at two European Interiors facilities.

•	$11 million of employee severance and termination benefit costs associated with approximately 300 employees related to the announced closure of a North American Electronics facility.

•	$10 million of employee severance and termination benefit costs related to approximately 120 salaried employees who were located primarily at the Company’s North American headquarters.

•	$4 million of employee severance and termination benefit costs associated with approximately 550 employees related to the consolidation of the Company’s North American Lighting operations.

Utilization for 2009 includes $81 million of payments for severance and other employee termination benefits and $28 million of special termination benefits reclassified to pension and other postretirement employee benefit liabilities, where such payments are made from the Company’s benefit plans.